Exhibit 10.7

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

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[***]	Preliminary Tenancy Agreement	No. [***]

The Landlord	THIS AGREEMENT is made on the 08-11-2023 BETWEEN LUEN HOP METAL PO HO COMPANY LIMITED (holder of *Hong Kong Identity No./Business Registration No. [***]) of SHOP B G/F 118 BEDFORD RD TAIKOKTSUI (hereinafter called “the Landlord”)

The Tenant	of the first part and BGIN TECH PTE LTD. (holder of *Hong Kong Identity No./Business Registration [***]) of 6 EU TONG SEN STREET #10-08, THE CENTRAL SINGAPORE (059817) (hereinafter called “the Tenant”) of the second part (Warning as per EAA circular: Each Party must provide valid address, otherwise the other party could not be contacted

The Agent	if there is need or dispute.) and CENTALINE PROPERTY AGENCY LIMITED (Licensed Estate Agency Company License No. C-000227) whose registered office is situated at ~~5/F Tower 1, New World Tower, 18 Queen’s Road Central, Hong Kong~~ (hereinafter called “the Agent”) of the third part.

	NOW IT IS HEREBY AGREED as follows:

The Premises	1.	The Landlord shall let and the Tenant shall take through the Agent all that [***] (hereinafter called “the said premises”).

Official Terms	2.	The landlord and the Tenant have agreed to enter into the formal tenancy agreement on or before [***] subject to the terms and conditions herein contained.

Rental Period	3a.	[***]

Rent Free Period	3b.	[***]
	3c.	[***]
Rent Renewal Period	3d.	The Landlord and the Tenant shall be entitled to terminate this Agreement by serving not less than ONE month’s prior written notice to the other party provided that such notice shall only be given on or after [***].

Purpose	4.	This said premises shall be used for Industry purpose.

Rent	5.	The monthly rent for the said premises shall be HK$[***].

Rental Deposit	6.	Rental deposit shall be HK$[***].

Part of Rental Deposit	7.	Part of rental deposit HK$[***] shall be paid by the Tenant to the Landlord as deposit upon signing this Agreement.

Payment Terms	8.	The Tenant shall on or before [***] pay: a) The balance of rental deposit HK$[***] b) The rent for the first month HK$[***]

Tenant Breach of Agreement	9.	Should the Tenant fail to complete the deal in the manner herein contained the deposit paid hereunder shall be forfeited and the Landlord shall then be entitled at his absolute discretion to let the said premises to anyone he thinks fit and the Landlord shall not sue the Tenant for any liabilities and/or damages caused by the Tenant’s default of this Agreement.

Landlord Breach of Agreement	10.	Should the Landlord fail to let the said premises to the Tenant in the manner herein contained the landlord shall compensate the Tenant with a sum equivalent to the amount of the deposit together with the refund of deposit and the Tenant shall not take any further action to claim for damages or to enforce specific performance.

Agent Commission	11.	In consideration of the service rendered by the Agent, the Agent shall after this Agreement be entitled to receive HK$[***] from the Landlord and HK$[***] from the Tenant as commission, such commission shall be paid not later than [***].

Liability for Breach of Agreement	12.	If in any cases, commencement of the lease falls through with fault on the part of either party, the defaulting party shall forthwith compensate the Agent the total of the commission payable by both parties to the Agent Respectively pursuant to Clause 11 hereinabove as liquidated damages.

Seal:For and on behalf of Luen Hop Metal Po Ho Company Limited Authorized Signature(s) SIGNED BY THE LANDLORD	Signature: Wu Qingfeng Seal: BGIN TECH PTE LTD. Company Name: Bgin Tech Pte Limited SIGNED BY THE TENANT	SIGNED BY THE AGENT Signature

No. [***]

Agreement Cancellation	13.	Should the Landlord and the Tenant after signing this Agreement both agree to cancel this Agreement without the consent of the Agent they will jointly and separately become the defaulting parties of this Agreement and will still be liable for the payment of their own commission mentioned herein before.

Personal Guarantee	14.	*Should the Landlord or the Tenant be a limited company which fails to pay the commission or compensate the liquidated damages in the manner herein contained, the person(s) who signed this Agreement on behalf of the limited company shall be personally liable for all commission or liquidated damages due to the Agent.

Appointing Same Solicitors	15.	*The Landlord and the Tenant agree to appoint the same solicitors. The cost incidental to the preparation and execution of formal tenancy agreement including solicitor’s fees shall be borne equally by the Landlord and the Tenant. Both parties hereby acknowledge and agree that the Agent shall authorize the said Solicitors to receive the Landlord’s commission and the Tenant’s commission respectively for and on behalf of the Agent.

Separately Appointing Solicitors		*The Landlord and the Tenant agree that they shall separately appoint their own solicitors. Each party shall pay his own legal costs. The Landlord and the Tenant hereby acknowledge and agree that the Agent shall authorize the Landlord’s Solicitors and the Tenant’s Solicitors to receive the Landlord’s commission and the Tenant’s commission respectively for and on behalf of the Agent.

Stamp Duty	16.	The stamp duty shall be borne equally by the Landlord and the Tenant.

Bank Consent	17.	The Landlord shall follow up and obtain the relevant Bank Consent for Letting.

Personal Information	18.	The Landlord and the Tenant acknowledged the Privacy Policy Statement &Personal Information Collection Statement of the Agent.

	19.	* The Landlord / the Tenant consent(s) to the Agent’s provision of his / her name and telephone numbers to *surveyor / finance companies under [***] for the purpose of providing tenancy management/ financial services information. (The Agent may not so provide the data unless the Landlord/ the Tenant consent(s) in writing hereby.

Additional Terms	20.

The parties hereto hereby agree to be bound by the flowing additional terms:

The premises are handed over to the tenant in their current condition. During the lease term, the tenant must purchase insurance covering water, fire, theft, and accidents at their own expense. The landlord shall not be held legally responsible for any losses incurred by the tenant.

Commitment and Agreement	21.	The Landlord and the Tenant acknowledge that except as expressly stated in this Agreement, no staff of the Agent at the grade level below Branch Manager has the authority to make or give any promises, warranties or representations, express or implied, on behalf of the Agent. This Agreement supersedes all prior negotiations, representation, understanding and agreements of the parties hereto.

	22.

In case of conflict or inconsistency between the Chinese and English version, the English version shall prevail.

I, WU QINGFENG, ID [***], agree to act as a guarantor for the aforementioned tenant and ensure compliance with all terms and obligations stated in the lease agreement. If the tenant fails to fulfill any of the lease terms or rental payment obligations, I am willing to assume all responsibilities and legal liabilities arising from the lease agreement.

AS WITNESS the hands of the parties hereto the day and year first before written.

Seal:For and on behalf of Luen
Hop Metal Po Ho Company
Limited

Authorized Signature(s)
SIGNED BY THE
LANDLORD

Name

HKID No.

RECEIVED the abovementioned sum

HK$

Being the deposit hereinbefore mentioned

WITNESS: (Signature)

Signature: Wu Qingfeng

Seal: BGIN TECH PTE LTD.
Company Name: Bgin
Tech Pte Limited

SIGNED BY THE TENANT

Name

HKID No.

Seal:For and on behalf of Luen Hop
Metal Po Ho Company Limited

Authorized Signature(s)

SIGNED BY THE AGENT [***] Signature Name Licence No.

Cash/Cheque (No.                    )(Bank:                     )

*Delete, if inappropriate

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LEASE AGREEMENT

This agreement is made between the Landlord and the Tenant (details of both parties are listed in Schedule 1) on [date] in [***].

Under this agreement, the Landlord agrees to lease, and the Tenant agrees to rent, the property specified in Schedule 1 for the rental period and rent amount as detailed in Schedule 1. Both parties agree to comply with the following terms and conditions:

1.	The Tenant shall pay the designated rent to the Landlord in advance on the first day of each rental month. If the Tenant fails to pay the rent within seven days after the due date, the Landlord shall have the right to take appropriate actions to recover the overdue rent. Any costs and expenses incurred from such actions shall be considered a debt owed by the Tenant to the Landlord, and the Landlord shall have the right to recover the full amount from the Tenant.

2.	The Tenant shall not make any modifications or additions to the property without the prior written consent of the Landlord. However, the Landlord shall not unreasonably refuse to grant such consent.

3.	The Tenant shall not assign, sublet, or partially lease the property or transfer any part of its occupancy rights to any other person. The rights under this lease agreement shall be exclusively held by the Tenant.

4.	The Tenant shall comply with all laws and regulations of Hong Kong and abide by the terms of the Deed of Mutual Covenant applicable to the building where the property is located. The Tenant shall also refrain from violating any restrictive covenants imposed under the government lease of the land on which the property is situated.

5.	The Tenant shall be responsible for water, electricity, gas, telephone, and other similar miscellaneous charges, related to the property during the lease term.

6.	The Tenant shall maintain the interior of the property in good repair throughout the lease term (excluding natural wear and tear or damages caused by inherent defects). Upon the expiration or termination of the lease, the Tenant shall vacate and return the property to the Landlord in the same good condition.

7.	The Tenant shall pay a security deposit (amount specified in Schedule 1) to the Landlord as a guarantee for compliance with the terms and conditions of this lease agreement. If the Tenant fully complies with all terms of this agreement, the Landlord shall return the deposit, without interest, within [***] after the property is vacated and all outstanding dues are settled (whichever occurs later). However, if the Tenant fails to pay the rent or any other payable amount under this agreement for more than [***] (whether or not legal action has been taken), or violates any term of this agreement, the Landlord shall have the right to legally repossess the property, and this lease agreement shall be immediately terminated. The Landlord may deduct any losses incurred due to the Tenant’s breach from the security deposit, without affecting the Landlord’s right to take further legal action.

8.	If the Tenant punctually pays the rent and all miscellaneous fees and does not violate any terms of this agreement, the Landlord shall not interfere with the Tenant’s enjoyment of the property during the lease term.

The Landlord confirms and agrees to be bound by all terms and conditions of this agreement:
Seal:For and on behalf of Luen Hop Metal Po Ho Company Limited

Authorized Signature(s)
Company Name: Luen Hop Metal Po Ho Company Limited
Business Registration Number: [***]

The Tenant confirms and agrees to be bound by all terms and conditions of this agreement:
Signature: Wu Qingfeng

Seal: BGIN TECH PTE LTD.
Company Name: Bgin Tech Pte Limited
Business Registration Number: [***]

Name: Wu Qingfeng
Hong Kong Identity Card Number: [***]

9.	The Landlord shall be responsible for maintaining and properly repairing the major structural components of the property, including main sewage drains, pipelines, and electrical wiring. However, the Landlord shall only be obligated to carry out repairs within a reasonable timeframe after receiving a written request from the Tenant. The Tenant shall not refuse entry to personnel dispatched by the Landlord, who may access the property at appropriate times to inspect the premises or carry out necessary repairs.

10.	The Landlord shall be responsible for paying the property tax related to the leased property.

11.	The government stamp duty for this lease agreement shall be shared equally between the Landlord and the Tenant.

12.	Both the Landlord and the Tenant agree to comply with any additional terms specified in Schedule 2 (if applicable).

13.	This lease agreement shall be governed by and interpreted in accordance with the relevant tenancy laws of Hong Kong. Both parties agree to submit to the non-exclusive jurisdiction of the Hong Kong courts.

14.	This lease agreement supersedes all prior negotiations, representations, understandings, and agreements between the parties.

I, Wu Qingfeng (HKID NO.: [***]), agree to guarantee the full performance of all obligations and responsibilities of the Tenant under this lease agreement. In the event that the Tenant fails to fulfill any term or obligation under this lease, I am willing to assume all related liabilities and legal responsibilities.

Guarantor: Wu Qingfeng (Signature: Wu Qingfeng)
HKID NO.: [***]

The Landlord confirms and agrees to be bound by all terms and conditions of this agreement:
Seal:For and on behalf of Luen Hop Metal Po Ho Company Limited

Authorized Signature(s)

Company Name: Luen Hop Metal Po Ho Company Limited
Business Registration Number: [***]

The Tenant confirms and agrees to be bound by all terms and conditions of this agreement:
Signature: Wu Qingfeng

Seal: BGIN TECH PTE LTD.
Company Name: Bgin Tech Pte Limited
Business Registration Number: [***]

Name: Wu Qingfeng
Hong Kong Identity Card Number: [***]

Schedule 1

The Premises	:	[***]
The Landlord	:	LUEN HOP METAL PO HO COMPANY LIMITED B.R.NO.[***]
Tel.	:	[***]
Registered address	:	SHOP B G/F 118 BEDFORD RD TAIKOKTSUI
The Tenant	:	BG IN TECH PTE. LTD. [***]
Registered address	:	6 EU TONG SEN STREET, #10-08, THE CENTRAL, SINGAPORE (059817)
Te1.	:	[***]
Term	:	[***]
Rent	:	HK$ [***] per month
Security Deposit	:	HK$ [***]

The Landlord confirms and agrees to be bound by all terms and conditions of this lease agreement. The Landlord acknowledges receipt of the security deposit in the amount of HK$[***].

Company Name: Luen Hop Metal Po Ho Company Limited

Business Registration Number: [***]

The Tenant confirms and agrees to be bound by all terms and conditions of this lease agreement. The Tenant acknowledges receipt of the property keys, totaling [number] key(s).

Signature: Wu Qingfeng

Company Name: Bgin Tech Pte Limited

Business Registration Number: [***]

Name: Wu Qingfeng

Hong Kong Identity Card Number: [***]

Schedule 2

1. Usage

The Tenant shall use the leased property exclusively for industrial purposes and shall not use any part of the property for any other purpose.

2. Miscellaneous Fees

a) The Landlord shall be responsible for the following expenses during the lease term:

(a) Management Fees	︰	(subject to adjustments as determined by the property management office)
(b) Government Rates	︰	(based on the quarterly government rates bill)
(c) Government Rent	︰	(based on the quarterly government rent bill)

3. Rent-Free Period

The Tenant shall enjoy a [***] rent-free period from [***]. However, the Tenant shall still be responsible for all charges incurred during the rent-free period, including water, electricity, and other miscellaneous expenses.

4. Additional Terms

1)	The lease term is [***]. The rent is HK$[***].

2)	Definition of Renewal Lease: [***].

3)	During the lease term, the Tenant shall be responsible for the maintenance and repair of air-conditioning units, water pipes, and toilet facilities within the unit. The Landlord shall not bear any responsibility for these repairs.

4)	The Landlord shall be responsible for the maintenance and repair of major structural components, including sewage drains and water pipes within the unit.

5)	During the lease term, the Tenant shall purchase their own insurance for water damage, fire, theft, and accidents. The Landlord shall not bear any legal responsibility for any losses incurred by the Tenant.

The Landlord confirms and agrees to be bound by all terms and conditions of this agreement:

Seal:For and on behalf of Luen Hop Metal Po Ho Company Limited

Authorized Signature(s)

Company Name: Luen Hop Metal Po Ho Company Limited

Business Registration Number: [***]

The Tenant confirms and agrees to be bound by all terms and conditions of this agreement:

Signature: Wu Qingfeng

Seal: BGIN TECH PTE LTD.

Company Name: Bgin Tech Pte Limited

Business Registration Number: [***]

Name: Wu Qingfeng

Hong Kong Identity Card Number: [***]

To: [***] (“Agent”)

Confirmation for Sale or Lease of Non-Residential Property

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GOVERNMENT OF HONG KONG

From 22

BUILDINGS ORDINANCE

(Chapter 123)

Section 21

Permit to occupy a new building

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